UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 11, 2017 Bank of South Carolina Corporation
(Exact name of registrant as specified in its charter)

South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 Meeting Street Charleston, SC 29401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(843) 724-1500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Financial Information

Item 2.02 Results of Operations and Financial Condition

On April 11, 2017 the Bank of South Carolina Corporation issued a press release announcing its financial results for the quarter ended March 31, 2017. The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Exhibit 99.1 to this report, and such press release is incorporated herein by reference.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibit is filed as part of this report

Exhibit 99.1       Press release dated April 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of South Carolina Corporation
(Registrant)

Date: April 11, 2017
/s/ Eugene H. Walpole, IV
Eugene H. Walpole, IV
Chief Financial Officer
Senior Vice President